UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 7, 2005 (August 31, 2005)

TRICO MARINE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28316	72-1252405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Fountainview, Suite 920, Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

(713) 780-9926

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01 Entry into a Material Definitive Agreement.

The information included in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 31, 2005, the Board of Directors (the “Board”) of Trico Marine Services, Inc. (the “Company”) appointed Trevor Turbidy to President and Chief Executive Officer of the Company and Geoff A. Jones to Vice President and Chief Financial Officer of the Company.

Trevor Turbidy, 37, had previously served as Vice President and Chief Financial Officer of the Company since August 2003. From November 2000 until May 2002, Mr. Turbidy served as a Director in the Investment Banking Department of Credit Suisse First Boston. From 1991 until November 2000, Mr. Turbidy held various positions leading up to being a Director in the Investment Banking Department of Donaldson, Lufkin & Jenrette.

Geoff A. Jones, 49, had previously served as the Company’s Treasurer since March 2005 and Controller since February 2004. From April 2002 to February 2004, Mr. Jones was in private consulting practice. From December 2001 to April 2002, Mr. Jones was Controller of Aggreko, Inc. From May 2001 to December 2001, Mr. Jones was Chief Financial Officer of Sunland Construction, Inc. From February 2000 to May 2001, Mr. Jones was Controller of Petroleum Helicopters, Inc. Attached hereto as Exhibit 99.1 is a copy of the press release, dated August 31, 2005, which is incorporated herein by reference, announcing these changes.

Employment Agreement with Trevor Turbidy

Effective September 1, 2005, the Company entered into an [amended and restated] employment agreement with Mr. Turbidy (the “Turbidy Agreement”). Pursuant to the terms of the Turbidy Agreement, Mr. Turbidy will receive an annual base salary of $375,000. Mr. Turbidy will also be eligible to participate in the Company’s annual cash incentive plan as approved from time to time by the Board in amounts to be determined by the Board (or a duly authorized committee thereof) based upon criteria established by the Board (or such committee, if any). Mr. Turbidy will be entitled to participate in all benefits, plans and programs and other employee benefits of the sort provided to other similarly-situated executive employees of the

Company. The Turbidy Agreement also contains certain non-competition and non-disclosure provisions that are effective throughout the term of Mr. Turbidy’s employment and for a period of one year thereafter.

The Turbidy Agreement is effective for a term of three years beginning on September 1, 2005, and will be extended for successive three year terms unless either party gives written notice to the other that no such extension shall occur. If Mr. Turbidy’s employment is terminated by the Company prior to the expiration of the term, then, upon his termination, regardless of the reason therefore, all compensation and benefits to Mr. Turbidy shall terminate with the termination of his employment. However, if Mr. Turbidy’s employment is terminated by the Company for any reason other than his death, disability, or cause, or if Mr. Turbidy terminates his employment with the Company for good reason, then Mr. Turbidy will be entitled to the following termination benefits: (i) a lump sum cash payment equal to the sum of: (A) three times his annual base salary at the rate in effect on the date of termination of his employment, (B) three times the higher of (1) his highest annual bonus paid during the three most recent fiscal years or (2) his target bonus (as provided in Company’s annual cash incentive plan) for the fiscal year in which his date of termination occurs, and (C) any bonus that he has earned and accrued as of the date of termination of his employment which relates to periods that have ended on or before such date and which have not yet been paid to him by Company; and (ii) health coverage (collectively, the “Turbidy Benefits”).

Restricted Stock Award to Trevor Turbidy

Pursuant to the 2004 Stock Incentive Plan and the Turbidy Agreement, Mr. Turbidy has been awarded 40,000 restricted shares of the Company’s common stock, par value $.01 per share. The restricted shares vest in four equal installments beginning on the first anniversary of the grant date.

The foregoing description of Mr. Turbidy’s restricted stock award is qualified in its entirety by reference to such stock award, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Employment Agreement with Geoffrey Jones

Effective September 1, 2005, the Company entered into an employment agreement with Mr. Jones (the “Jones Agreement”). Pursuant to the terms of the Jones Agreement, Mr. Jones will receive an annual base salary of $215,000. Mr. Jones will also be eligible to participate in the Company’s annual cash incentive plan as approved from time to time by the Board in amounts to be determined by the Board (or a duly authorized committee thereof) based upon criteria established by the Board (or such committee, if any). Mr. Jones will be entitled to participate in all benefits, plans and programs and other employee benefits of the sort provided to other similarly-situated executive employees of the Company. The Jones Agreement also contains certain non-competition and non-disclosure provisions that are effective throughout the term of Mr. Jones’s employment and for a period of one year thereafter.

The Jones Agreement is effective for a term of one year beginning on September 1, 2005, and will be extended for successive one year terms unless either party gives written notice to the other that no such extension shall occur. If Mr. Jones’s employment is terminated by the Company prior to the expiration of the term, then, upon his termination, regardless of the reason therefore, all compensation and benefits to Mr. Jones shall terminate with the termination of his employment. However, if Mr. Jones’s employment is terminated by the Company for any reason other than his death, disability, or cause, or if Mr. Jones terminates his employment with the Company for good reason, then Mr. Jones will be entitled to the following termination benefits: (i) a lump sum cash payment equal to the sum of: (A) one times his annual base salary at the rate in effect on the date of termination of his employment, (B) the higher of (1) his highest annual bonus paid during the three most recent fiscal years or (2) his target bonus (as provided in Company’s annual cash incentive plan) for the fiscal year in which his date of termination occurs, and (C) any bonus that he has earned and accrued as of the date of termination of his employment which relates to periods that have ended on or before such date and which have not yet been paid to him by Company; and (ii) health coverage (collectively, the “Jones Benefits”).

Restricted Stock Award to Geoffrey Jones

Pursuant to the 2004 Stock Incentive Plan and the Jones Agreement, Mr. Jones has been awarded 15,000 restricted shares of the Company’s common stock, par value $.01 per share. The restricted shares vest in four equal installments beginning on the first anniversary of the grant date.

The foregoing description of Mr. Jones’ restricted stock award is qualified in its entirety by reference to such stock award, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Employment Agreement with D. Michael Wallace

Effective September 1, 2005, the Company entered into an employment agreement with Mr. Wallace in his capacity as Vice President of the Company (the “Wallace Agreement”). Pursuant to the terms of the Wallace Agreement, Mr. Wallace will receive an annual base salary of $215,000. Mr. Wallace will also be eligible to participate in the Company’s annual cash incentive plan as approved from time to time by the Board in amounts to be determined by the Board (or a duly authorized committee thereof) based upon criteria established by the Board (or such committee, if any). Mr. Wallace will be entitled to participate in all benefits, plans and programs and other employee benefits of the sort provided to other similarly-situated executive employees of the Company. The Wallace Agreement also contains certain non-competition and non-disclosure provisions that are effective throughout the term of Mr. Wallace’s employment and for a period of one year thereafter.

The Wallace Agreement is effective for a term of one year beginning on September 1, 2005, and will be extended for successive one year terms unless either party gives written notice to the other that no such extension shall occur. If Mr. Wallace’s employment is terminated by the Company prior to the expiration of the term, then, upon his termination, regardless of the reason therefore, all compensation and benefits to Mr. Wallace shall terminate with the termination of his employment. However, if Mr. Wallace’s employment is terminated by the Company for any reason other than his death, disability, or cause, or if Mr. Wallace terminates his employment with the Company for good reason, then Mr. Wallace will be entitled to the following termination benefits: (i) a lump sum cash payment equal to the sum of: (A) one times his annual base salary at the rate in effect on the date of termination of his employment, (B) the higher of (1) his highest annual bonus paid during the three most recent fiscal years or (2) his target bonus (as provided in Company’s annual cash incentive plan) for the fiscal year in which his date of termination occurs, and (C) any bonus that he has earned and accrued as of the date of termination of his employment which relates to periods that have ended on or before such date and which have not yet been paid to him by Company; and (ii) health coverage (collectively, the “Wallace Benefits”).

Restricted Stock Award to D. Michael Wallace

Pursuant to the 2004 Stock Incentive Plan and the Wallace Agreement, Mr. Wallace has been awarded 5,000 restricted shares of the Company’s common stock, par value $.01 per share. The restricted shares fully vest on the second anniversary of the grant date.

The foregoing description of Mr. Wallace’s restricted stock award is qualified in its entirety by reference to such stock award, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Interim CEO Bonus Payment to Joseph S. Compofelice

On August 31, 2005, the Board unanimously voted to recognize the efforts of Mr. Compofelice during his tenure as interim Chief Executive Officer since March 31, 2005. The Board agreed to pay to Mr. Compofelice a lump sum bonus payment of $100,000, together with a restricted stock award of 5,000 shares of the Company’s common stock, par value $.01 per share. The restrictions on the restricted stock award lapse on October 1, 2005.

The foregoing description of Mr. Compofelice’s restricted stock award is qualified in its entirety by reference to such stock award, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

On August 31, 2005, the Company also elected Trevor Turbidy to serve as a director, filling the seat left vacant upon the resignation of the Company’s former Chief Executive Officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Form of Executive Restricted Stock Award Agreement.(1)

10.2	Form of Director Restricted Stock Award Agreement.(1)

(1)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

By:	/s/ Rishi Varma
Rishi Varma General Counsel & Secretary

Dated: September 7, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Executive Restricted Stock Award Agreement.(1)

10.2	Form of Director Restricted Stock Award Agreement.(1)

(1)	Filed herewith.